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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 2005

                      NEW CENTURY MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2005, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2005-C)

                      New Century Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)
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          DELAWARE                    333-127505                  33-0852169
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(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

18400 Von Karman, Suite 1000
     Irvine, California                                             92612
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   (Address of Principal                                          (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code: (949) 863-7243

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Description of the Certificates and the Mortgage Pool

      As of the date hereof, New Century Mortgage Securities, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated on or about September 27, 2005, in connection with the Registrant's issuance of a series of certificates, entitled New Century Home Equity Loan Trust, Series 2005-C, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 2005, among the Registrant as depositor, JPMorgan Chase Bank, N.A. as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2005-C Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

      Morgan Stanley & Co. Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

      The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

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      The  Computational  Materials  were  prepared  by the  Underwriter  at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

                           Item 601(a) of
                           Regulation S-K
      Exhibit No.            Exhibit No.               Description
      -----------            -----------               -----------
           1                    99              Computational Materials (as
                                                defined in Item 8) that have
                                                been provided by Morgan Stanley
                                                & Co. Incorporated to certain
                                                prospective purchasers of New
                                                Century Home Equity Loan Trust
                                                2005-C, Asset Backed
                                                Certificates, Series 2005-C.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 23, 2005

                                                 NEW CENTURY MORTGAGE
                                                 SECURITIES INC.

                                                 By: /s/ Kevin Cloyd
                                                     ---------------------------
                                                 Name:  Kevin Cloyd
                                                 Title: Executive Vice President


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                                INDEX TO EXHIBITS

                                                                   Sequentially
Exhibit No.                        Description                     Numbered Page
-----------                        -----------                     -------------
   99.1 Computational Materials (as defined in Item 5) that have been provided by Morgan Stanley & Co.
               Incorporated to certain prospective purchasers of New Century Home Equity Loan Trust,
               Series 2005-C, Asset Backed Pass-Through
               Certificates.